                                                                    EXHIBIT 13.2

              SECTION 1350 CERTIFICATION PURSUANT TO SECTION 906 OF
                        THE SARBANES-OXLEY ACT OF 2002*

In connection  with the annual report of North  American  Nickel Inc.  (formerly
Widescope Resources Inc.) (the "Company") on Form 20-F/A Amendment No. 1 for the
period  ending  December  31,  2011 as filed with the  Securities  and  Exchange
Commission on the date hereof (the "Report"), I, Edward D. Ford, Chief Financial
Officer of the Company,  certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  the  Report  containing  the  financial  statements  of the  Company  fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)  the information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

Date: May 8, 2012

/s/ Edward D. Ford
--------------------------------------------
Edward D. Ford
Chief Financial Officer

* A signed original of this written  statement  required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the
Securities and Exchange Commission or its staff upon request.